Defined Contribution Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Defined Contribution Plan
29. Defined Contribution Plan
The Company sponsors a qualified defined contribution plan and matches certain employee contributions on a discretionary basis. The Company's expenses for matching contributions to the defined contribution plan related to continuing operations for the Successor periods were $3.6 million and $1.9 million for the year ended December 31, 2022 and for the nine months ended December 31, 2021, respectively. Matching contribution expenses to the defined contribution plan related to continuing operations for the Predecessor periods were $0.8 million and $1.7 million for the three months ended March 31, 2021 and for the year ended December 31, 2020, respectively. These expenses are included in salaries, benefits, and related expenses in the Consolidated Statements of Operations.